Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
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Cash and cash equivalents
8.     Cash and cash equivalents

	2021	2020
Checking and saving accounts	$210,818	$99,286
Time deposits of no more than ninety days	—	19,500
Cash on hand	263	279

	$211,081	$119,065

Time deposits earned interest based on rates determined by the banks in which the instruments are held, ranging between 0.24% and 0.40% for U.S. dollars investments during 2021 (2020: between 0.24% and 0.35% for U.S. dollars investments).
As of December 31, 2021, the cash and cash equivalents disclosed above and in the consolidated statement of cash flows include $
12.9
million (2020: $
5.9
million) that the Company has pledged from its checking and saving accounts to fulfill the collateral requirement.

As of December 31, 2021 and 2020, except for the cash pledged to fulfill collateral requirement, the Company’s cash and cash equivalents are free of restriction or charges that could limit its availability.